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                                                ACTIVE LINK COMMUNICATIONS, INC.
                                                                     FORM 10-QSB
                                                                      EXHIBIT 32


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-QSB (the "Report") of Active Link Communications, Inc. (the "Company") for the quarter ended June 30, 2003, each of the undersigned Timothy A. Ells, the Chief Executive Officer of the Company, and William D. Kelly, the Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned's knowledge and belief:

         (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  August 15, 2003                     /s/ Timothy A. Ells
                                            ------------------------------------
                                            Timothy A. Ells, President and
                                            Chief Executive Officer


Dated:  August 15, 2003                     /s/ William D. Kelly
                                            ------------------------------------
                                            William D. Kelly, Vice President and
                                            Chief Financial Officer

                                    * * * * *


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.